EXHIBIT 10.13

MODIFICATION OF MULTIPLE ADVANCE TERM NOTE

RE:	CHANCELLOR GROUP, INC. GRYPHON PRODUCTION COMPANY, LLC. GRYPHON FIELD SERVICES, 'LLC

NOTE # 128909

WHEREAS, heretofore and under date of April 13, 2007, CHANCELLOR GROUP, INC., GRYPHON PRODUCTION COMPANY, LLC. and GRYPHON FIELD SERVICES, LLC (hereafter called the "Borrower") made, executed and delivered to WESTERN NATIONAL BANK, one certain Multiple Advance Term Note in the original principal amount of $5,000,000.00, with a current balance of $2,300,000.00 payable at maturity, including any and all accrued interest, bearing interest at the rate therein provided, with a final maturity of April 15, 2010; and
WHEREAS, it is mutually desirable, beneficial, and agreeable to the parties hereto that the repayment terms of said Multiple Advance Term Note be modified as hereinafter set out;

NOW, THEREFORE, in consideration of the mutual benefits inuring to each other, it is understood and agreed, by and between the parties hereto that the terms and conditions of the Borrower's Multiple Advance Term Note, as described above, are hereby modified as follows:

Payment date is hereby modified from the 15th day of each month, beginning with the payment due on July 15, 2007, which will be due July 25, 2007. All subsequent payments shall be due on the 25th day of each month thereafter. The maturity date is hereby extended to April 25, 2010.

It is further understood and agreed that all other terms, conditions, and covenants of the aforesaid Multiple Advance Term Note, not otherwise modified hereby, shall be and remain the same, and that this Agreement, when executed by the parties hereto, shall be attached to and become a part of the original Multiple Advance Term Note, and shall have the same force and effect as if the terms and conditions hereof were originally incorporated in the Multiple Advance Term Note prior to its execution.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Agreement is executed by the undersigned parties as of the 27th day of July, 2007, but effective July 12, 2007.

BORROWER:

CHANCELLOR GROUP, INC.

/s/ Bradley W. Fisher,
Bradley W. Fisher, President

GRYPHON PRODUCTION COMPANY, LLC

/s/ Bradley W. Fisher,
Bradley W. Fisher, President

GRYPHON PRODUCTION FIELD SERVICES, LLC

/s/ Bradley W. Fisher,
Bradley W. Fisher, President

ACCEPTED BY:

WESTERN NATIONAL BANK

By: /s/ Marshall N. Vicknair
Marshall N. Vicknair, Senior Vice President